Exhibit 10.1
Execution Copy
AMENDMENT NO. 1 TO
THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
This AMENDMENT NO. 1 (this “Amendment No. 1”) to the Third Amended and Restated Limited Liability Company Agreement, dated as of December 18, 2020 (as amended from time to time, the “LLC Agreement”), of Genesis Solar Holdings, LLC, a Delaware limited liability company (the “Company”), is made and entered into as of May 16, 2021, and effective as of the Applicable Effective Time (as defined below), by and among Genesis Solar Funding, LLC, a Delaware limited liability company and the Managing Member of the Company (“NEP Member”), and KKR Genesis TL Borrower LLC, a Delaware limited liability company, as a Class B Member and as the Class B Member Representative. Each of NEP Member and the Class B Member Representative is referred to herein individually as a “Party,” and collectively as the “Parties.”
WHEREAS, pursuant to Section 13.04 of the LLC Agreement, the LLC Agreement may be amended, subject to Section 6.03(a) of the LLC Agreement, by a written instrument executed by the Managing Member;
WHEREAS, the Managing Member and the Class B Member Representative (on behalf of all Class B Members) wish to amend certain provisions of the LLC Agreement on the terms set forth herein, which amendments shall be effective (i) except as provided in clause (ii) below, immediately upon, and subject to, the consummation of the Additional Closing and (ii) solely with respect to the provisions of Section 2.16, including, without limitation, the amendments to Exhibit A to the LLC Agreement set forth in such Section 2.16, immediately as of the Class A/Class B Unit Split Effective Time (as defined below) (the “Applicable Effective Time”), and this Amendment No. 1, and the terms and provisions hereof, have been approved and consented to by the Managing Member and by Class B Member Approval.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to the following terms and conditions:
ARTICLE I
DEFINITIONS AND AMENDMENTS TO DEFINED TERMS
1.1    Definitions. Unless otherwise defined herein, capitalized terms used in this Amendment No. 1 shall have the respective meanings ascribed to such terms in the LLC Agreement.
1.2    Amendments to Defined Terms in Section 1.01.
(a)    The defined term “20% Condition” in Section 1.01 of the LLC Agreement is hereby deleted in its entirety and the following new defined term shall be added to Section 1.01 of the LLC Agreement as follows:

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10% Condition has the meaning assigned that term in Section 5.01(b).
(b)    A new defined term “Amendment No. 1” shall be added to Section 1.01 of the LLC Agreement as follows:
Amendment No. 1 means that certain Amendment No. 1 to this Agreement, dated as of May 16, 2021, by and among the Managing Member and the Class B Member Representative.
(c)    A new defined term “Class A Unit Split” shall be added to Section 1.01 of the LLC Agreement as follows:
Class A Unit Split has the meaning ascribed to that term in Amendment No. 1.
(d)    A new defined term “Class A/B Unit Split Effective Time” shall be added to Section 1.01 of the LLC Agreement as follows:
Class A/B Unit Split Effective Time has the meaning ascribed to that term in Amendment No. 1.
(e)    A new defined term “Class B Unit Split” shall be added to Section 1.01 of the LLC Agreement as follows:
Class B Unit Split has the meaning ascribed to that term in Amendment No. 1.
(f)    The defined term “Distribution Adjustment Date” in Section 1.01 of the LLC Agreement is hereby amended so that the words “20% Condition” in clause (a) thereof are deleted and replaced in their entirety with the words “10% Condition.”
(g)    The defined term “First Distribution Adjustment Period” in Section 1.01 of the LLC Agreement is hereby deleted in its entirety and replaced as follows:
First Distribution Adjustment Period means the period commencing on June 18, 2026, and continuing through December 17, 2027.
(h)    The defined term “Guaranteed Tax Credit Dispute” in Section 1.01 of the LLC Agreement is hereby amended so that the words “discount rate of six and three quarters percent (6.75%)” in clause (b)(i) thereof are deleted and replaced in their entirety with the words “discount rate of six and seventy-six hundredths percent (6.76%).”
(i)    The defined term “Maximum Amount” in Section 1.01 of the LLC Agreement is hereby deleted in its entirety and replaced as follows:
Maximum Amount means, as of any date of determination, the principal amount of the loans borrowed under the Credit Agreement on the Effective Date and the Additional Closing Date, plus additional amounts owed thereunder as of such date pursuant to the terms of the Credit Agreement as in effect on the date hereof, minus any repayments of

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principal of under the Credit Agreement through such date; provided, however, that the Maximum Amount on any date of determination shall not exceed seven hundred fifty-five million dollars ($755,000,000.00).
(j)    A new defined term “Proportionate Class B Allocation” shall be added to Section 1.01 of the LLC Agreement as follows:
Proportionate Class B Allocation means, with respect to the Class B Units held by any Member or Assignee as of any date, such number of Class B Units then held by such Member or Assignee consisting, as nearly as possible, of (a) 68.4869% of such Class B Units whose Acquisition Date is the Initial Closing Date and (b) 31.5131% of such Class B Units whose Acquisition Date is the Additional Closing Date.
(k)    The defined term “Second Distribution Adjustment Period” in Section 1.01 of the LLC Agreement is hereby deleted in its entirety and replaced as follows:
Second Distribution Adjustment Period means the period commencing on December 18, 2027, and continuing through the day immediately preceding the Flip Date.
ARTICLE II
OTHER AMENDMENTS TO LLC AGREEMENT
2.1    Amendment to Section 5.01(a). Section 5.01(a) of the LLC Agreement is hereby amended so that the words “prior to September 18, 2027” are deleted and replaced in their entirety with the words “prior to June 18, 2026.”
2.2    Amendment to Section 5.01(b). The proviso in Section 5.01(b) of the LLC Agreement is hereby amended so that the words “an aggregate of twenty percent (20%) or more of the number of Class B Units outstanding on the Additional Closing Date (or, if no Additional Closing Date has occurred, the Initial Closing Date) (the “20% Condition”)” are deleted and replaced in their entirety with the words “an aggregate of ten percent (10%) or more of the number of Class B Units outstanding on the Additional Closing Date (or, if no Additional Closing Date has occurred, the Initial Closing Date (after giving effect to the Class B Unit Split or any other split of the Class B Units occurring following the Class A/Class B Unit Split Effective Time)) (the “10% Condition”).”
2.3    Amendment to Section 5.01(c). The proviso in Section 5.01(c) of the LLC Agreement is hereby amended so that the words “(or, if no Additional Closing Date has occurred, the Initial Closing Date)” are deleted and replaced in their entirety with the words “(or, if no Additional Closing Date has occurred, the Initial Closing Date (after giving effect to the Class B Unit Split or any other split of the Class B Units occurring following the Class A/Class B Unit Split Effective Time)).”

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2.4    Amendments to Section 5.01(d).
(a)    Clause (i) of Section 5.01(d) of the LLC Agreement is hereby amended so that the words “twenty percent (20%) to the holders of Class A Units” are deleted and replaced in their entirety with the words “one percent (1%) to the holders of Class A Units.”
(b)    Clause (ii) of Section 5.01(d) of the LLC Agreement is hereby amended so that the words “eighty percent (80%) to the holders of Class B Units” are deleted and replaced in their entirety with the words “ninety-nine percent (99%) to the holders of Class B Units.”
(c)    The proviso in Section 5.01(d) of the LLC Agreement is hereby amended so that the words “sixty-five percent (65%)” are deleted and replaced in their entirety with the words “eighty-five percent (85%).”
(d)    The proviso in Section 5.01(d) of the LLC Agreement is hereby amended so that the words “thirty percent (30%)” are deleted and replaced in their entirety with the words “thirty-five percent (35%).”
(e)    The proviso in Section 5.01(d) of the LLC Agreement is hereby amended so that the words “(or, if no Additional Closing Date has occurred, the Initial Closing Date)” are deleted and replaced in their entirety with the words “(or, if no Additional Closing Date has occurred, the Initial Closing Date (after giving effect to the Class B Unit Split or any other split of the Class B Units occurring following the Class A/Class B Unit Split Effective Time)).”
2.5    Amendment to Section 5.03.
(a)    The first sentence of Section 5.03 of the LLC Agreement is hereby amended so that the words “six and three quarters percent (6.75%)” in clause (c) thereof are deleted and replaced in their entirety with the words “six and seventy-six hundredths percent (6.76%).”
(b)    The last sentence of Section 5.03 of the LLC Agreement is hereby amended so that the words “eighty percent (80%) of such proceeds” are deleted and replaced in their entirety with the words “ninety-nine percent (99%) of such proceeds.”
2.6    Amendment to Section 7.01(a). A new sentence is hereby added immediately before the penultimate sentence of Section 7.01(a) of the LLC Agreement, to read in its entirety as follows:
Notwithstanding any other provision of this Article 7, any Disposition of Class B Units by any Class B Member or Assignee (other than NEP Member and its Affiliates holding Class B Units) may be effected only if such Class B Member or Assignee Disposes of Class B Units constituting a Proportionate Class B Allocation of such Class B Member’s or Assignee’s Class B Units, in accordance with the other requirements of this Section 7.01.
2.7    Amendment to Section 7.02(a). Section 7.02(a) of the LLC Agreement is hereby amended so that the words “six and three quarters percent (6.75%)” therein are deleted and replaced in their entirety with the words “six and seventy-six hundredths percent (6.76%).”

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2.8    Amendment to Section 7.02(c). A new clause (iii) is hereby added to Section 7.02(c) of the LLC Agreement to read in its entirety as follows (and the remaining clauses of Section 7.02(c) shall accordingly be renumbered):
(iii) the Class B Units purchased from each Class B Member pursuant to any exercise of the Call Option shall consist of a Proportionate Class B Allocation of such Class B Member’s Class B Units;
2.9    Amendment to Section 7.02(n). Clause (ii) of Section 7.02(n) of the LLC Agreement is hereby amended to insert the words “, which Class B Units shall be held in a Proportionate Class B Allocation” at the end of such clause (ii) after the words “Class B Units.”
2.10    Amendment to Section 7.03(a). Clause (i) of Section 7.03(a) of the LLC Agreement is hereby amended so that the words “seven and three quarters percent (7.75%)” therein are deleted and replaced in their entirety with the words “seven and seventy-six hundredths percent (7.76%).”
2.11    Amendment to Section 7.03(g). Clause (ii) of Section 7.03(g) of the LLC Agreement is hereby amended to insert the words “, which Class B Units shall be held in a Proportionate Class B Allocation” at the end of such clause (ii) after the words “Class B Units.”
2.12    Amendment to Section 7.04(a). Section 7.04(a) of the LLC Agreement is hereby amended so that the words “six and three quarters percent (6.75%)” therein are deleted and replaced in their entirety with the words “six and seventy-six hundredths percent (6.76%).”
2.13    Amendment to Section 7.04(b). A new sentence is hereby added to the end of Section 7.04(b) of the LLC Agreement to read in its entirety as follows:
The Class B Units purchased from each COC Member pursuant to the exercise of such Class B COC Option shall consist of a Proportionate Class B Allocation of such COC Member’s Class B Units;
2.14    Amendment to Section 7.04(h). Clause (ii) of Section 7.04(h) of the LLC Agreement is hereby amended to insert the words “, which Class B Units shall be held in a Proportionate Class B Allocation” at the end of such clause (ii) after the words “Class B Units.”
2.15    Amendment to Section 9.02(b)(ii). A new sentence is hereby added to the end of Section 9.02(b)(ii) of the LLC Agreement to read in its entirety as follows:
For the avoidance of doubt, any Capital Contribution made in respect of a Class B Unit on the Effective Date, Initial Closing Date, or, the Additional Closing Date (if any), as applicable, shall be deemed to have been made ratably across each Class B Unit resulting from the Class B Unit Split or any other split of the Class B Units occurring following the Class A/Class B Unit Split Effective Time with respect to such original Class B Unit.

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2.16    Class A Unit Split, Class B Unit Split, and Amendment to Exhibit A.
(a)    Effective on the date of this Amendment No. 1, immediately upon the Parties’ execution and delivery of this Amendment No. 1 (the “Class A/Class B Unit Split Effective Time”), each issued and outstanding Class A Unit shall be automatically split and divided into twenty (20) Class A Units, without any action by the Company, the Managing Member, or any other Person (the “Class A Unit Split”). As a result of the Class A Unit Split, effective as of the Class A/Class B Unit Split Effective Time, after giving effect to the Class A Unit Split, the number of Class A Units shall be equal to 35,324,529,832.20 Class A Units (all of which shall be held by NEP Member as of the date hereof and after giving effect to the Class A Unit Split).
(b)    Effective as of the Class A/Class B Unit Split Effective Time, each issued and outstanding Class B Unit (including all of the Initial Aggregate Class B Purchased Units and all of the Additional Aggregate Class B Units) shall be automatically split and divided into twenty (20) Class B Units, without any action by the Company, the Managing Member, any Class B Member, or any other Person (the “Class B Unit Split”). As a result of the Class B Unit Split, effective as of the Class A/Class B Unit Split Effective Time, after giving effect to the Class B Unit Split, (a) the number of Initial Aggregate Class B Purchased Units shall be equal to 13,697,380 Class B Units (all of which shall be held by the Initial Investor as of the date hereof and after giving effect to the Class B Unit Split), and (b) the number of Additional Aggregate Class B Purchased Units shall be equal to 6,302,620 Class B Units (all of which shall be held by NEP Member as of the date hereof and after giving effect to the Class B Unit Split).
(c)    Effective immediately upon the Class A/Class B Unit Split Effective Time and after giving effect to the Class A Unit Split and the Class B Unit Split, Exhibit A to the LLC Agreement shall be deleted in its entirety and replaced with the form of Exhibit A attached hereto.
ARTICLE III
MISCELLANEOUS
3.1    Consent of Class B Member Representative. Pursuant to Section 6.03(a) of the LLC Agreement, without having first obtained Class B Member Approval, the Managing Member may not amend any provisions of the LLC Agreement in a manner that adversely affects the Class B Members’ interest in the Company or indirect interest in any Controlled Subsidiary. The Class B Member Representative, on behalf of itself and the Class B Members (constituting Class B Member Approval), by virtue of its execution of this Amendment No. 1 hereby consents, for all purposes of the LLC Agreement, to the amendment of the LLC Agreement as set forth herein.
3.2    No Other Modification. Except as expressly amended or modified by this Amendment No. 1, the LLC Agreement, as amended hereby, is and shall remain unmodified and in full force and effect until its termination or further amendment in accordance with its terms. From and after the Applicable Effective Time, any reference to the LLC Agreement shall mean the LLC Agreement as amended hereby.
3.3    Governing Law. This Amendment No. 1, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of, or relate to this Amendment

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No. 1 or the negotiation, execution, or performance of this Amendment No. 1, will be construed in accordance with and governed by the Laws of the State of Delaware without regard to principles of conflicts of laws.
3.4    Incorporation by Reference. Section 13.01 through Section 13.07 of the LLC Agreement are hereby incorporated by reference into this Amendment No. 1 and the terms thereof shall be applied to this Amendment No. 1, mutatis mutandis.
3.5    Counterparts. This Amendment No. 1 may be executed and delivered (including by facsimile transmission or by electronic delivery) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.
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IN WITNESS WHEREOF, each Party has caused this Amendment No. 1 to be signed on its behalf on the day and year first written above.
GENESIS SOLAR FUNDING, LLC,
as Managing Member
By:     JOHN W. KETCHUM
Name:    John W. Ketchum
Title: President

Signature Page to
Amendment No. 1 to Third Amended and Restated Limited Liability Company Agreement of Genesis Solar Holdings, LLC

CLASS B MEMBER REPRESENTATIVE:
KKR GENESIS TL BORROWER LLC
By:     BRANDON FREIMAN
Name:    Brandon Freiman
Title: Manager and President

Signature Page to
Amendment No. 1 to Third Amended and Restated Limited Liability Company Agreement of Genesis Solar Holdings, LLC

EXHIBIT A
MEMBERS
Section I. – Capitalization of the Company as of the Effective Date, immediately prior to the Initial Closing

Name and Address of Purchaser	Aggregate Capital Contributions	Number and Class of Membership Interests
Genesis Solar Funding, LLC c/o NextEra Energy Partners, LP 700 Universe Boulevard Juno Beach, Florida 33408 Attention: Treasurer and Daniel Lotano E-mail: Daniel.Lotano@nexteraenergy.com	$1,766,226,491.61	1,766,226,491.61 Class A Units and 315,131 Class B Units
Section II. – Capitalization of the Company as of immediately following the Initial Closing

Name and Address of Purchaser	Aggregate Capital Contributions	Number and Class of Membership Interests
Genesis Solar Funding, LLC c/o NextEra Energy Partners, LP 700 Universe Boulevard Juno Beach, Florida 33408 Attention: Treasurer and Daniel Lotano E-mail: Daniel.Lotano@nexteraenergy.com	$1,171,226,491.61	1,766,226,491.61 Class A Units and 315,131 Class B Units
KKR Genesis TL Borrower LLC c/o Kohlberg Kravis Roberts & Co. L.P. 9 West 57th Street, Suite 4200 New York, New York 10019 Attention: General Counsel Kate Casey E-mail: neon@kkr.com Kate.Casey@kkr.com with a copy to (which shall not constitute notice) Kirkland & Ellis LLP 609 Main Street, Suite 4700 Houston, Texas 77002 Attention: John D. Pitts, P.C.; Roald Nashi, P.C. Email: john.pitts@kirkland.com roald.nashi@kirkland.com	$750,000,000	684,869 Class B Units

Exhibit A – Page 1

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Section III. – Capitalization of the Company after giving effect to the Class A Unit Split and the Class B Unit Split and upon consummation of the Additional Closing

Name and Address of Purchaser	Aggregate Capital Contributions	Number and Class of Membership Interests
Genesis Solar Funding, LLC c/o NextEra Energy Partners, LP 700 Universe Boulevard Juno Beach, Florida 33408 Attention: Treasurer and Daniel Lotano E-mail: Daniel.Lotano@nexteraenergy.com	$678,226,491.61	35,324,529,832.20 Class A Units
KKR Genesis TL Borrower, LLC c/o Kohlberg Kravis Roberts & Co. L.P. 9 West 57th Street, Suite 4200 New York, New York 10019 Attention: General Counsel Kate Casey E-mail: neon@kkr.com Kate.Casey@kkr.com with a copy to (which shall not constitute notice) Kirkland & Ellis LLP 609 Main Street, Suite 4700 Houston, Texas 77002 Attention: John D. Pitts, P.C.; Roald Nashi, P.C. Email: john.pitts@kirkland.com roald.nashi@kirkland.com	$1,243,000,000	13,697,380 Class B Units (previously acquired at the Initial Closing), plus 6,302,620 Class B Units (acquired at the Additional Closing)

Exhibit A – Page 2

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Section IV.– Capitalization of the Company after giving effect to the Class A Unit Split and the Class B Unit Split and the Additional Closing

Name and Address of Purchaser	Aggregate Capital Contributions	Number and Class of Membership Interests
Genesis Solar Funding, LLC c/o NextEra Energy Partners, LP 700 Universe Boulevard Juno Beach, Florida 33408 Attention: Treasurer and Daniel Lotano E-mail: Daniel.Lotano@nexteraenergy.com	$678,226,491.61	35,324,529,832.20 Class A Units
KKR Genesis TL Borrower, LLC c/o Kohlberg Kravis Roberts & Co. L.P. 9 West 57th Street, Suite 4200 New York, New York 10019 Attention: General Counsel Kate Casey E-mail: neon@kkr.com Kate.Casey@kkr.com with a copy to (which shall not constitute notice) Kirkland & Ellis LLP 609 Main Street, Suite 4700 Houston, Texas 77002 Attention: John D. Pitts, P.C.; Roald Nashi, P.C. Email: john.pitts@kirkland.com roald.nashi@kirkland.com	$1,243,000,000	20,000,000 Class B Units

Exhibit A – Page 3

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